UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2018

TOUCAN INTERACTIVE CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-195267	EIN 36-4778745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25 E. Foothill Blvd. Arcadia, California	91006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 898-7010

Sabanilla de Montes de Oca

Urbanizacion Carmiol, Casa 254

San Jose, Costa Rica

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01. Changes in Registrant’s Certifying Accountant.

Toucan Interactive Corp., a Nevada corporation (“Registrant”), has replaced KLJ & Associates, LLP as Registrant’s independent registered public accounting firm with Michael Gillespie & Associates, PLLC as its independent registered public accounting firm. As described below, the change in independent public accounting firm is not the result of any disagreement with KLJ & Associates, LLP.

(a) Resignation of Independent Registered Public Accounting Firm

(i) On September 5, 2017, Registrant received formal notice that our independent registered public accounting firm, KLJ & Associates, LLP, had made the decision to resign as our independent accountants because it has sold its public company audit practice. The Registrant’s Board of Directors made the decision to accept KLJ & Associates, LLP’s resignation and engage Michael Gillespie & Associates, PLLC as Registrant’s new independent registered public accounting firm, as described below. Relative to Registrant’s two most recent fiscal years and any subsequent interim periods before such resignation, there were no substantial disagreements with KLJ & Associates, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, remain unresolved.

(ii) Registrant has provided KLJ & Associates, LLP a copy of the statements made in response to this Item 4.01 and has requested KLJ & Associates, LLP to furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not KLJ & Associates, LLP agrees with such statements.

(b) Engagement of New Independent Registered Public Accounting Firm

On September 8, 2017 the Registrant engaged Michael Gillespie & Associates, PLLC, who purchased some of KLJ & Associates, LLP’s client base including the Registrant, as Registrant’s independent registered public accounting firm. Neither the Registrant, nor anyone on its behalf, has consulted with Michael Gillespie & Associates, PLLC regarding (i) the type of final audit opinion that might be rendered on the Company’s financial statements and neither a written report nor oral advice was provided to the Company that Michael Gillespie & Associates, PLLC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits required by Item 601 of Regulation S-K

Exhibit 16.1	Letter to SEC from KLJ & Associates, LLP dated November 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Toucan Interactive Corp.
(Registrant)

Date: November 14, 2018	By:	/s/ Gang Ding
	Name: Title:	Gang Ding Chief Executive Officer (Principal Executive Officer)

Date: November 14, 2018	By:	/s/ William Chu
	Name: Title:	William Chu Chief Financial Officer (Principal Financial Officer)